U.S. SMALL BUSINESS ADMINISTRATION
                                              EL PASO DISTRICT OFFICE
                                        10737 GATEWAY BLVD. WEST, SUITE 320
                                               EL PASO, TEXAS 79935

                                       AUTHORIZATION FOR DEBENTURE GUARANTEE
                                                    504 PROGRAM

                                Date:       August 7, 1997

                                Borrower:        Refrigeration Technology Inc.

                                SBA Loan Number:          CDC-147-053-4000-EP


Upper Rio Grande Development Corporation
(Certified Development Company) (CDC)
11 00 North Stanton - Suite 61 0
(Address)
El Paso. Texas 79901
(City, State, Zip Code)


The Small Business Administration (SBA) authorizes the guarantee of a Debenture to be issued by CDC to assist Borrower Refrigeration Technology Inc., a small business, pursuant to Title V of the Small Business Investment Act of 1 958, as amended (the "Act"), subject to the following terms and conditions:

1. Project: The proceeds of the Debenture shall be used only towards financing the purchase or lease, and/or improvement or renovation by Borrower of: (i) SUBJECT ADDRESS IS A 8909 KINGSWAY STREET. ANTHONY. TEXAS. REAL ESTATE AND IMPROVEMENTS ARE LEGALLY DESCRIBED As:

PARCEL 1: LOTS 3 THROUGH 1 8. LOTS 43 THROUGH 54. AND LOTS 57 AND 58. BLOCK 1 5 WESTWAY UNIT II. AN ADDITION TO THE CITY OF EL PASO, EL PASO COUNTY. TEXAS. ACCORDING TO THE MAP THEREOF ON FILE IN BOOK 1 7. PAGE 35. PLAT RECORDS. EL PASO. COUNTY TEXAS:


PARCEL 2: LOTS 1 9. 20. 41 AND 42. BLOCK 1 5. WESTWAY UNIT II. AN ADDITION TO THE CITY OF EL PASO, EL PASO COUNTY. TEXAS. ACCORDING TO THE MAP THEREOF ON FILE IN BOOK 1 7. PAGE 35. PLAT RECORDS. EL PASO. COUNTY TEXAS:


PARCEL 3: LOTS 55 AND 56. BLOCK 1 5. WESTWAY UNIT II. AN ADDITION TO THE CITY OF EL PASO. EL PASO COUNTY. TEXAS, ACCORDING TO THE MAP THEREOF ON FILE IN BOOK 1
7. PAGE 35. PLAT RECORDS. EL PASO, COUNTY TEXAS:


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        (ii)      General description of machinery, equipment (NONE).

        2. Terms of the Debenture and Note: At a time agreed upon by SBA, CDC, and Borrower prior to funding of the 504 loan ("Closing"), the Borrower shall execute a Promissory Note ("Note") in favor of CDC, which shall issue a Debenture, all reflecting the following terms:

                (a)        Amount: $261 .000.00.




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           (c) Repayment  Terms: At the date the Debenture is sold, the interest rate Will be set and the amount of the monthly principal and interest installment for the term of the Note and the semiannual principal and
           interest   installment   for  the  term  of  the  Debenture  will  be
           established.

           (d) Prepayment: Borrower may prepay the entire outstanding balance of the Note prior to the maturity date, but may not make partial prepayments. If Borrower prepays during the first half of the stated term, there will be a prepayment premium, calculated by applying a declining percentage of the Debenture interest rate to the outstanding principal balance of the Note. A schedule of the dollar amount of the premium will be provided after the sale of the Debenture.

           (e) Borrower Guaranty Fee: Borrower agrees to pay an ongoing guaranty fee equal to 7/8th of I percent per annum of the principal balance as calculated at five year intervals beginning with the first payment. This payment shall be made until the loan is terminated and shall be included with the payment made each month to the Central Servicing Agent.

           (f) Participation Fee: SBA's approval of this loan is conditioned upon the receipt by SBA of a onetime fee equal to one-half of one percent of the principal amount of the senior mortgage associated with this 504 loan. The payment shall be submitted in the form of a certified check or a guaranteed funds check which shall be sent to the Central Servicing Agent by the CDC along with other documentation related to this loan.

           (g) Development Company Fee: The CDC agrees that it shall pay an ongoing guaranty fee on a monthly basis equal to one-eighth of one percent per annum. This fee shall be calculated on the balance outstanding at five year Intervals and shall be deducted from the servicing fee collected by the GSA for the CDC. The CDC shall retain a minimum servicing fee of 0.5 percent (50 basis points), not Including the ongoing guaranty fee.

Project Cost: The Project Cost shall include only the specific components set forth below. Project Cost does not include
Administrative Costs.

Purchase of land and/or building                            $452,002.00
Construction (building, remodeling)                          $54,517.00
Machinery, equipment and other personalty
(purchase, installation)                                    $204,268.00
Professional fees                                           $      0.00
Other expenses: (construction contingencies)                $      0.00
           (Interim interest and points)                    $708,785.00
Total Project Cost

Borrower's Injection: At or prior to Closing, Borrower must contribute to the Project from its own resources, CDC or any other source the sum of $108,785.00 In cash (or oilier property acceptable to SBA obtained with the cash) or land. If any of the contribution Is borrowed and secured by any of the Project Property, the resulting obligation must be expressly subordinate to the liens securing the Note and may not be repaid at a faster rate than the Note unless prior written approval is obtained from SRk A copy of any debt Instrument Mencing such obligation must be supplied to CDC at or prior to Closing.



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(a) Interim  Lender:  NORWEST BANK will provide an interim loan in the principal amount of $600.000.00 (Interim Lender).

                 (b) Application of Net Debenture Proceeds to Interim Loan: Upon sale of the Debenture, the Net Debenture Proceeds (the portion of Debenture Proceeds that finance Project Cost) will be applied to pay off the balance of the interim loan, or, if the Interim Lender is the Third-Party Lienholder, to reduce the balance to the amount specified in Paragraph six below.

                 (C) Required Certifications Before Debenture Is Issued: CDC must cause Interim Lender to certify that it has no knowledge of any unremedied substantial adverse change in the condition of the Borrower [and/or Operating Company] since the date of the loan application to the Interim Lender, and that the interim loan has been disbursed in reasonable compliance with this Authorization. [CDC must certify that construction has been completed in accordance with the final plans and specifications. CDC may rely upon a certification by the Interim Lender.1

         6. Permanent Prior Financing: NORWEST BANK ("Third-Party Lienholder") will provide permanent financing in the amount of $350.000.00 for a term of TEN (10) years ("Third-Party Lienholder Loan"). The Third-Party Lienholder's Note must not be open-ended or cross-collateralized with other financing provided by Third-Party Lienholder; nor shall it have an early call feature, any demand provisions (unless the Note is in default), or any requirement for a balloon payment prior to the end of the above term or ten years (in the case of a Project involving real estate) or seven years (in the case of a Project not involving real estate with a ten year Debenture), whichever is earlier. Third-Party Lienholder must subordinate to the CDC/SBA lien all future advances in excess of the Third-Party Lienholder Loan except those for the reasonable costs of collection, maintenance, and protection of the Third-Party Lienholder's lien position.

         7. Costs in Excess of Project Cost: Borrower must pay any costs in excess of the total Project Cost referred to in Paragraph 3 which Borrower incurs in completing the Project.

         8. Use of Debenture Proceeds: The Debenture Proceeds shall be used to pay Administrative Costs and the final 35.3 percent of the total Project Cost.
        (a)     CDC Share (35.3%) of Project cost  $250,000.00

        (b)     Administrative coats
                1.      SBA Guarantee Fee (A x .00875)                $2,187.50
                2.      Funding Fee CA x 0.0025)                       $ 625.00
                3.      cDc Processing Fee (A x 0.015)                $3,750.00
                4.      closing costs                                 $2,500.00
                5.      Subtotal (B.1 through B.4)                    $1,631.25
                6.      Underwriters Fee*                            $10,693.75
                7.      Total CB.5 plus B.6)
      (c)     Total Debenture Amount
                (A plus B.7, rounded up to next thousand)           $261.000.00
        (d)     Balance to Borrower c minus (A plus 8.7))             $  306.25

                        Underwriters fee calculated as follows: Sum of A and B.5 divided by 0.99375; round this number up to the highest thousand; multiply this number by 0.00625.


                 (a)       The Note.

                 (b) A Second Deed of Trust or Mortgage on the Project Property creating a valid lien at the time of Debenture funding, subject only to a prior lien held by Third-Party Lienholder in the amount of the Third-Party Lienholder Loan. In this regard:


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                         (1) Mortgagee's  Title Insurance:  For all Project real
                         property required as collateral, Borrower shall provide title insurance issued by a reputable title insurance company in an amount equal to the Note [or the Note less personal property costs insuring that CDC and SBA hold a valid second lien on the Project Property subject only to the liens expressly permitted by this Authorization. At the time of Closing, either (1) there shall be no contractor's, mechanic's or materialman's liens on the Property, and none which might possibly be filed after Closing which would impair the priority of the Development Company/SBA lien and no exception for same in the title insurance commitment/policy, or (2) the title insurance company shall provide affirmative coverage to CDC and SBA over any such exceptions,
                         affording   reasonably   adequate   protection  against
                         material   loss  arising  from  such   exceptions.   In
                         addition, the title insurance company shall provide such endorsements as CDC or SBA deems necessary to protect CDC and SBA reasonably against material loss arising from any other exceptions. In states where a survey is customarily provided for title insurance
                         coverage,   Borrower   shall  also   provide  a  survey
                         certified to SBA/CDC, or a prior survey acceptable to SBA/CDC and the title insurer and a satisfactory survey affidavit of no change. Further, Mortgagee's Title
                         Insurance shall contain no exception as to homestead and no exceptions to survey or any other exceptions save and except standard easements that do not affect the value of the realty. Any "Arbitration Provisions" must be deleted prior to the issuance of the policy.

(2) Subordination Agreements: CDC shall obtain [in recordable form] written subordination agreements from any tenants occupying any of the Project real property required as collateral. [Appropriate subordination language may be included in the Lease as an alternative.]

                        (3) Vendor's Lien: Seller of real estate shall retain a Vendor's Lien in the Warranty Deed to the Borrower in the approximately amount of $452,002.00 and the Vendor's Lien shall be renewed and extended in the Deed of Trust in favor of the CDC.

                         (4) Mechanic's Lien: Assignment of Mechanic's Lien Note and Mechanic's and Materialman's Lien Contract in the total amount of the construction, which Note and Lien shall be renewed and extended in the Deed of Trust in favor of the CDC, for the amount of construction funds so furnished.

                 (C) A Security Agreement and Financing Statement executed by Borrower [and Operating Company] on all machinery, equipment, furniture, fixtures, and other personal property (the "Personalty") financed as part of the Project, and all proceeds therefrom, subject only to a prior lien held by Third-Party Lienholder in the amount of the Third-Party Lienholder Loan. Borrower must provide an itemized list of the Personalty to be attached as an exhibit to the Security Agreement and any accompanying Financing Statements, describing each item of collateral by number and type, including brand name and serial number, if applicable, sufficient to identify it. A Uniform Commercial Code lien search showing CDC/SBA in proper lien position (state and county) is required for all such Personalty.

                 (d) A Guarantee on SBA Form 148 executed by RTI Inc. (A New York Corporation), a recourse guarantee of Borrower's entire obligation under the Note (a "148 Guarantee"). If the Guarantor is a corporation then a Corporate Resolution will be required from the guarantor stating that, "the guaranty may reasonably be expected to benefit directly or indirectly the guarantor corporation."

                 (e) A Guarantee on SBA Form 148 executed by Industrias RTI. S.A. de C.V. (A Mexico Corporation), a recourse guarantee of Borrower's entire obligation under the Note (a "148 Guarantee"). If the Guarantor is a corporation then a Corporate Resolution will be required from the guarantor stating that, "the guaranty may reasonably be expected to benefit directly or indirectly the guarantor corporation."

                 (f) A Collateral Assignment of Life Insurance on the life of Theo W. Muller in the amount of $ $200,000.00, properly acknowledged by the Home Office of the insurer. [The original life insurance policy shall be delivered to CDC or SBA.] CDC and SBA must be named as collateral assignees, not beneficiaries. Borrower shall cause the owner/insured to maintain the policy for FIVE (5) years.

                 (g) Third-Party Lienholder's Agreement: Third-Party Lienholder must execute and deliver at Closing an agreement tin recordable form] that (a) confirms the extent to which the Third-Party Lienholder Loan has been fully advanced [itemizing any escrows]; (b) confirms that no future advances shall be made that are collateralized by the Third-Party Lienholder's deed of trust [mortgage] or security agreement, except advances to preserve and protect the collateral or the Third-Party Lienholder's interest in the collateral (including foreclosure costs); (c) waives as to the CDC/SBA lien any provisions in its deed of trust, mortgage, or security agreement prohibiting further encumbrances; and (d) gives CDC and SBA written notice of an event of default and the opportunity to purchase the Third-Party Lienholder's note and lien prior to foreclosure. Such notice must be given within 30 days after the event of default and at least 60 days prior to the date of any proposed sale.

                 (h) Assignment to SBA. CDC must execute a satisfactory written assignment to SBA of its interest in the Note, lease and all collateral documents executed by the Borrower and guarantors.

        10.       Insurance Requirements:

                 (a) Flood Insurance. Borrower must provide a completed Standard Flood Hazard Determination (FEMA Form 8 1-93). Borrower must obtain flood insurance in an amount equal to the lesser of the insurable value of the property or the maximum limit of coverage available if any portion of the collateral is located in a flood hazard zone. (Borrower will be ineligible for any future disaster assistance or SBA business loan assistance if such flood insurance is not maintained for the entire term of the loan.) Lender, upon learning that suitable flood insurance coverage is not in place, shall notify Borrower that such coverage shall be obtained and the cost added to the amount of the loan unless such coverage is provided by Borrower within forty-five (45) days and shall force place such coverage if Borrower fails to comply.




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                 The services of record of the subject loan,  whether  Lender or
                 SBA shall notify the issuing insurance carrier or its agent of record in writing within sixty (60) days of occurrence of the change of the servicer of record of the loan to endorse the
                 flood  policy  to  change  the   mortgagee  or  servicer.   The
                 notification shall include the borrower's full name; the policy number; the property address (including city and state); the name of the lender or servicer reporting the change; the name and telephone number of a contact person; the name, address and contact person of the new mortgagee or servicer.

                 (b) Hazard Insurance on Real Property: Borrower [and Operating Company] must acquire and maintain (from a carrier with a Best rating of A or better) hazard insurance, including fire, lightning, extended coverage, vandalism, and malicious mischief, on all of the Project Property and non-Project Property collateral, in favor of CDC and SBA as "mortgagees" as their interests may appear (under a New York Standard Mortgage clause) for the full replacement cost, unless a lesser amount is approved by SBA in writing.

                 (c) Liability Insurance: Borrower and/or Operating Company must acquire and maintain (from a carrier with a Best rating of A or better) liability insurance coverage covering business operations in an amount satisfactory to CDC. CDC and SBA are to be named as "additional insureds" on liability insurance.

                 (d) Workers' Compensation Coverage: Borrower and/or Operating Company must acquire and maintain (and provide evidence of the acquisition and maintenance) on an ongoing basis for the full term of the Debenture all required workers' compensation coverage.

        11.       Environmental Requirements:

                 (a)       Environmental Inspections.

                 CDC must satisfy SBA that all real estate to be taken as collateral is free from environmental contamination. For each such property, CDC must provide SBA with reports or findings of any environmental inspection known to have been performed. For commercial and industrial sites, if no inspection has been done, CDC must complete an on-site inspection and environmental questionnaire satisfactory to SBA.

                 A Phase I Environmental Audit must be performed by a reputable private concern satisfactory to CDC and SBA if: (a) the on-site inspection and environmental questionnaire do not satisfy SBA as to the absence of the potential for environmental contamination; or (2) as determined by SBA, EPA or CDC, the Borrower [and/or Operating Company] or a prior occupant of the property is a member of a frequently polluting business sector or the property is located in an area known to have a pollution problem.

                 A Phase II Environmental Audit must be performed by a reputable private concern satisfactory to CDC and SBA if: (a) the on-site inspection and environmental questionnaire or the Phase I audit indicates the presence or potential of contamination; or (b) the Phase I audit does not satisfy SBA that the property is free from environmental contamination.

                 SBA reserves the right to modify terms and conditions or cancel this Authorization prior to loan disbursement if environmental contamination is discovered on any of the real estate to be taken as collateral to an extent sufficient to have a material, adverse effect on the value of any of such property as collateral, or if the cost of restoring the contaminated site would have a material, adverse financial impact on Borrower [or Operating Company.

                 (b)       Warranty.

With respect to each piece of real estate collateral, the property owner must warrant,

                 effective at Closing and during the term of the Note, that:
1) it is and shall continue to be in full compliance with all applicable local, State and Federal environmental laws and regulations;

2) no proceedings alleging violations of environmental laws or regulations are pending;

                         3) it either has no knowledge of any contamination from hazardous substances or the current or former presence of hazardous substances stored or used on the property in violation of any local, State or Federal health or environmental law or regulation, or any violation of which it has knowledge has been fully corrected or is the subject of an existing mitigation plan approved by SBA;

                         4) it shall assume all responsibility and all liability for hazardous substance cleanup resulting from any contamination, past, present, or future (during its period of ownership), and shall indemnify CDC and SBA for any and all resulting liabilities or costs (CDC or SBA may require a separate indemnification agreement); and

                        5) it shall promptly notify CDC and SBA if it obtains any information which causes it to know, believe or reasonably suspect that there may be any hazardous substance in or around any of the real estate.

         12.      Other Conditions.

        The following terms also must be agreed to by Borrower [and Operating Company]:

                 (a) No Adverse Change: Prior to Closing, the Borrower [and Operating Company] must certify to CDC that since the date of application there has been no unremedied substantial adverse change in the financial condition of Borrower [and/or Operating Company] or its ability to repay the Project financing, including the Note. Borrower must also supply to CDC accurate financial statements, [reviewed by a CPA,] [of the Operating Company], current within 90 days of Closing.

                 (b) Change of Ownership or Control: There shall be no change in the ownership or control of the Borrower [or Operating Company], during the term of the Note, without the prior written consent of SBA; provided, that, commencing six months after the Closing, Borrower [or Operating Company may have one or more changes in ownership without approval of SBA so long as the cumulative change over the term of the Note is less than five percent (5%).




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                         (1)  Corporate  Documents:  At  or  prior  to  Closing,
                         Borrower and all corporate guarantors shall submit to CDC a [certified] copy of their Articles or Certificate of Incorporation (with amendments), Certificate of Good Standing, Certificate to Do Business (if applicable), [Bylaws] and Corporate Borrowing Resolution.

                 (d) Opinion Letter from Borrower's Counsel: At or prior to Closing, Borrower's counsel shall submit an acceptable legal opinion verifying that all Borrower or guarantor entities (other than natural persons) are properly organized, in good standing, validly existing, and have the authority to borrow or guarantee; and that the documents executed by the Borrower and guarantors have been authorized, executed, and delivered by an authorized officer, and are valid and binding obligations, enforceable in accordance with their respective terms; and opinions as to such other matters as SBA or CDC may require.

                 (e) Occupancy Certificate: At or prior to Closing, Borrower shall submit to CDC a copy of its Occupancy Certificate or final inspection report or other evidence satisfactory to CDC, that: (i) the Project has been substantially completed; (ii) all elements of the Project Cost have been paid in full; (iii) Borrower [or the Operating Company] occupies (or will shortly occupy in the case of an escrow closing) at least 67% of the Project Property; and (iv) the Project complies with all zoning and necessary governmental permit and licensing requirements.

                 (f) Payments and  Disbursements:  The Central  Servicing  Agent
                 (CSA) shall handle all payments and disbursements under the Debenture. CDC, Borrower [and Operating Company~ shall execute the Servicing Agent Agreement (SBA Form 1 506). In addition to the Project Cost and Administrative Costs referred to in Paragraphs 3 and 8, the Servicing Agent Agreement requires a servicing charge on the outstanding loan balance. Such charge will be included in the monthly loan installment as determined by the CSA. Payments shall be made by Automated Clearing House
                 (ACH) or wire transfer. Borrowers must pay a late fee of five percent of the late payment or $100.00, whichever is greater, for payments received by the CSA after the 1 5th day of any month.

                 (g) Books. Records and Reports: Borrower [and Operating Company] must comply with all SBA requirements, including those regarding inspections, audits, appraisals, SBA access to books and records, and submission of financial statements. Borrower [and/or Operating Company] will keep proper books and records in a manner acceptable to CDC and SBA at all times. CDC and SBA may make inspections, audits, and examinations of the books, records and assets of the business at the expense of Borrower [and/or Operating Company]. Borrower [and/or Operating Company] will furnish financial statements to CDC and/or SBA for the period ending December 31, 1997 and annually. thereafter. Borrower [and/or Operating Company] authorizes all Federal, state and municipal authorities to disclose and furnish any information regarding Borrower [and/or Operating Company] to CDC and/or SBA upon the request of the CDC and/or SBA.

                 (h) Earthquake Hazards: In the construction of a new building or an addition to a building, Borrower must submit evidence, acceptable to CDC and SBA, that the construction conforms with the "National Earthquake Hazards Reduction Program (NEHRP)
                 Recommended Provisions for the Development of Seismic Regulations for New Buildings", or a substantially equivalent standard in those jurisdictions which have not enacted NEHRP.

                 (i)  Compliance  with  Federal  Equal  Opportunity   Standards:
                 Borrower and Operating Company must not discriminate in their employment practices. Borrower or [Operating Company] must display SBA Form 722, "Equal Opportunity Poster" at its place of business in a location where it is clearly visible to employees, applicants for employment and the general public.

                 (j) Completion of Debenture Terms: Borrower 1, Operating Company] and CDC authorize CDC, SBA and/or CSA to date and otherwise complete any terms of the Debenture or Loan Documents which were incomplete at the time of their execution as soon as such terms become known to them.

                 (k) Closing Costs: At or prior to Closing, Borrower must pay all closing costs, including but not limited to title insurance premiums, recording costs, and premiums for insurance required by this Authorization.

(i) American-Made Products: Borrower agrees, to the extent feasible, to purchase only American-made equipment and products with the proceeds of the 504 loan.
                 (in) Child Support. By executing this Authorization, Borrower [and Operating Company] certifies that no person who owns at least 50% of the voting interest of the Borrower [or Operating Company is delinquent more than 60 days under the terms of any
                 (a) administrative order, (b) court order, or (c) repayment agreement requiring payment of child support.

                 (n) IRS Authorization. Borrower [or Operating Company must sign IRS Form 4506 authorizing the IRS to send to CDC Borrower's [or Operating Company' si tax return transcripts for the last three years preceding the application. The tax verification must be received by CDC prior to loan disbursement.

                 (o) Tax Certification. Borrower [and Operating Company must certify to CDC that its taxes are current and that no tax liens or judgments exist which would result in a lien attaching to any of the collateral securing the Note.

                 (p) Use of Proceeds. At Closing, Borrower [and Operating Company and CDC must certify as to the actual use of the Debenture Proceeds.

                 (q) Compensation  Agreement.  At Closing, CDC and Borrower must provide an SBA Form 1 59 from each agent (including an attorney, accountant, consultant, manufacturer's representative, packager, lender service provider, or any other person representing a Borrower) that assisted the Borrower to obtain the 504 loan, indicating the amount of each fee.

                 (r) Other  Conditions.  Borrower  must  comply  with such other
                 conditions,   not  inconsistent  with  the  provisions  of  the
                 Authorization, as reasonably may be imposed by CDC.

                 (s) Appraisal. Prior to closing, CDC shall furnish SBA with a certified appraisal of the Project property. Should the appraisal show a value of less than $ 620.000.00, Borrower shall provide additional investment, additional collateral, or reduce the size of the Project, as appropriate.

                 (t) Permanent Financing Takeout: If the 504 loan is part of permanent takeout financing of a Project involving construction, closing shall take place only after (a)
                 completion of construction; (b) execution by Borrower and Contractor of an affidavit that construction is complete in accordance with final plans and specification and that all bills have been paid; (C) written final inspection made by interim lender, CDC, and qualified architect/engineer to certify that the project was completed within the scope of the construction plans and specifications; (d) transfer of all liens (Mechanic's Lien Note and/or Mechanic's and Materialman's Lien Contract, etc.) by the interim Lender to the CDC/SBA; and
                 (e) receipt by Lender of a satisfactory information letter from the Mortgagee Title policy insurer.

                 (u) At or prior to closing, CDC is to be in receipt of evidence of injection of at least $108.785.00 by Principals for use solely in business. Borrower agrees that this investment will remain in the business until this SBA debenture guaranty loan is fully repaid. This injection is to be used as follows:
                 $108,785.00 toward eligible real estate purchase costs contingency costs.

        13.       General Conditions:

                 (a) Borrower must cooperate fully with CDC and SBA, and must execute all documents required by CDC and SBA. All documents required to be produced by the Borrower must be satisfactory to SBA in form and substance. They also must be submitted to CDC counsel sufficiently in advance of Closing (as directed by CDC counsel).

                 (b) Disbursements of Debenture Proceeds shall be made no later than twelve (12) months from the date of this Authorization unless such time is extended by prior written consent of CDC and SBA.

                 (c) If during the term of the Debenture, Borrower or any of its affiliates acquire, directly or indirectly, in excess of a 1 0% ownership or interest in CDC, the Debenture shall immediately become due and payable in full.

  (d)  The terms and conditions of this Authorization shall survive Closing.

   CDC and Borrower [and Operating Company] shall confirm their acceptance of these terms and conditions by signing this Authorization and returning it to this District Office within ten (10) days after receive it.

Aida Alvarez, Adminstrator


BY: Phillip C. Silva, Assistant District Director       Approval Date 8/14/97
          for Economic Development

   ACCEPTANCE BY BORROWER AND CDC: In consideration for the provision by SBA of financial assistance to CDC for the benefit of Borrower, and intending to be bound, Borrower, [Operating Company,] and CDC accept and agree to comply fully with the terms and conditions of this Authorization For Debenture Guarantee. Each person signing below represents and warrants that he or she is fully authorized to execute this Authorization in the capacity indicated.

   Refrigeration Technology, Inc.                         Guarantor: RTI Inc.

   By: Theo Muller, Chairman & CEO 12/1/0/97            Rick Bacchus, President
                                                              12/10/97

   Attetst: James Caylor 12/10/97                       Rocky Bacchus 12/10/97
               Secretary                                      Secretary

   Guarantor: Industria RTI, S.A. de C.V.
   By: Philis Bacchus                                 12/10/97
   Sole Director                                Refrigeration Technology, Inc.

   Attest N/A                                  By: Rockney D. Bacchus 12/17/97
                                                     Vice President

   Upper Rio Grande Certified Development Company (CDC)
   By: Justin Ormsey, Executive Director 12/10/97

   Attest: Michelle Weaver 12/10/97
               Secretary

                                NAME AFFIDAVIT
        STATE 0F Texas                   )
                                         )
     COUNTY OF El Paso                   )


              BEFORE ME, the undersigned, a Notary Public in and for the State of Texas on this day personally appeared PHILIS BACCHUS, who after being duly sworn according to law, stated under oath as follows:
              1. Affiant is also known as PHILIS MOLLAN BROMFMAN.
              2. Afflant, a/k/a PHILIS MOLLAN BROMFMAN, is one and the same person as the Philis Mollan Bromfman authorized to act on behalf of and to execute such documents as are required of Industrias RTI, S.A. de C.V., a company duly organized and incorporated under the laws of the Republic of Mexico.
              3. Affiant makes this Affidavit on her own personal knowledge and states under oath that the facts stated herein are true.
                                                      PHILIS BACCILUS, a/k/a
                                                      PHILIS MOLLAN BROMTMAN
              SUBSCRIBED AND SWORN to before me this 17th day of December, 1997, by PHILIS BACCHUS, a/k/a Philis MOLLAN BROMFMAN.
   Notary's Official Seal:

                                                  NOTARY PUBLIC IN AND FOR
                                                    THE STATE OF TEXAS